This was previously filed under CIK 0001208027 and is re-filed solely for indexing purposes.

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

        Date of Report (Date of earliest event reported): March 24, 2003



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  333-65702                    13-3939229
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)

       1585 BROADWAY
     NEW YORK, NEW YORK                                            10036
   (Address of Principal                                         (Zip Code)
     Executive Offices)







Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
 -------------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



================================================================================

Item 5.  Other Events

         Incorporation of Certain Documents by Reference

         In connection with the issuance of the CDC Mortgage Capital Trust 2003-HE1, Pass-through Certificates, Series 2003-HE1 (the "Certificates"), the company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of its name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.1.

         The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2001 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheet as of September 30, 2002 and statements of operations and comprehensive income, and statements of cash flows of FSA and its subsidiaries for the nine months ended September 30, 2002 and 2001, included in the quarterly report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 2002 are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on the financial statements of FSA and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 in the prospectus supplement and their being named as "experts" in the prospectus supplement related to Morgan Stanley ABS Capital I Inc., CDC Mortgage Capital Trust 2003-HE1, Mortgage Pass-Through Certificates, Series 2003-HE1, is attached hereto as Exhibit 23.1.

         All financial statements of Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be part hereof from the respective dates of filing such documents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     Exhibit No.               Description
     -----------               -----------

     23.1.1                    Consent of PricewaterhouseCoopers LLP


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MORGAN STANLEY ABS CAPITAL I INC.
                                     As Depositor and on behalf of CDC Mortgage
                                     Capital Trust 2003-HE1
                                     Registrant


                                By: /s/ Gail McDonnell
                                    ----------------------------------
                                     Name:  Gail McDonnell
                                     Title: Vice President






Dated:  March 24, 2002

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

  23.1.1          Consent of PricewaterhouseCoopers LLP